                                                                   EXHIBIT 10.25

             ADVANCED RECOVERY (AR) SCHEDULE DATED FEBRUARY 15, 2000
                 TO THE MASTER AGREEMENT DATED OCTOBER 15, 1997
                     BETWEEN COMDISCO, INC. ("COMDISCO") AND
                NYFIX Millennium, LLC (NYFIX, Inc.) ("CUSTOMER")

1.  CUSTOMER FACILITY:                    2. COMDISCO RECOVERY FACILITY:
    ------------------                       ---------------------------

    NYFIX Millennium, LLC (NYFIX, Inc.)      Advanced Recovery Facility - Carlstadt, NJ
    100 Wall Street                          Advanced Recovery Facility - North Bergen, NJ
    New York, NY 10005

3. COMDISCO BACKUP CAPABILITY: ADVANCED RECOVERY SERVICES
   --------------------------

   A. FACILITY MANAGEMENT SERVICES

   FACILITY - CARLSTADT, NJ

   Conditioned raised floor, fully secured and environmentally  protected, up to a  maximum  of 250  square  feet  in the AR  Services  data  center  area  in
   Carlstadt,  NJ, as required to accommodate the physical specifications of the configuration  as specified  in Exhibit 1. The actual  space  occupied may be less than the maximum stated above.

   FACILITY - NORTH BERGEN, NJ
   Conditioned raised floor, fully secured and environmentally  protected, up to a maximum of 250 square  feet in the AR  Services  data  center area in North
   Bergen,  NJ, as required to accommodate  the physical  specifications  of the configuration  as specified  in Exhibit 1. The actual  space  occupied may be less than the maximum stated above.

   SUPPORT
   Support  will be  provided on a 24 hour,  7 day per week basis  using  shared operations  support in Carlstadt,  NJ for tape mounting for backup support as per the procedures scripted, implemented, and documented by Customer. Support not specifically delineated in this schedule is not included.

   INFRASTRUCTURE
   See Exhibit 1

   Comdisco  may be  required  to make  infrastructure  changes  to  accommodate customer-owned  equipment.  The  equipment  in Exhibit 1 will be  acquired by
   Comdisco  Inc.  for  purposes  of this  Schedule  and  will be  installed  by
   Comdisco, Inc. within 90-150 days from receipt of Customer equipment list and is dependent upon equipment  delivery by Customer.  All fees for installation and  infrastructure  including  power  will be billed to  customer  as a pass through expense.

4. INITIAL TERM:
   ------------

   Beginning February 15, 2000 and continuing for 60 months.

5. TEST TIME:
   ---------

   Not Applicable

6. CUSTOMER RESPONSIBILITIES:
   -------------------------

   OPERATIONS SUPPORT
   Customer will provide  operator  support for all processing  above and beyond that stated herein.

   Whenever  Comdisco,  Inc.'s  performance  of the Services are dependent  upon
   Customer  furnishing  Comdisco,   Inc.  with  appropriate  data,   documents,
   information,  or materials,  Customer will furnish all such data,  documents, information,  or materials in a timely  fashion,  and will process such data, documents, information, or materials when necessary.

   Customer is responsible for configuration, performance, and data integrity.

Advanced Recovery Schedule dated February 15, 2000
NYFIX Millenium, LLC. NYFIX, Inc.

--------------------------------------------------------------------------------

   SOFTWARE
   Customer shall comply with the use of software on the dedicated  equipment as per the terms of the software license  agreements with the software  vendors.
   Customer shall indemnify, defend and hold Comdisco harmless against any claim by  Customer's  software  licensors  that  Customer's  use of software on the dedicated  equipment  constitutes an infringement of licensor's  copyright of the software. Customer will be solely responsible for assuring Y2K compliance on all Customer provided software, hardware and firmware.

   If Customer furnishes software to Comdisco, Inc. for use by Comdisco, Inc. in providing the AR Services, Comdisco, Inc. may review and test the software in advance of its use to determine the software's  compatibility  with Comdisco,
   Inc.'s  equipment,   software  and  firmware,   as  well  as  the  software's
   consistency with Comdisco, Inc.'s data processing techniques. If the software is incompatible  with or adversely  impacts the provision of the AR Services,
   Comdisco, Inc. will not be obligated to use the software.

   EQUIPMENT

   Comdisco will provide equipment listed on Exhibit 1 for the locations listed.
   The  equipment  and  telecommunications  currently  installed in the Comdisco
   Carlstadt  facility and associated with contract #52RS4838-00  will remain in place.  Customer is to provide Comdisco with an equipment list within 45 days of signing this  schedule,  The  equipment  list will  include any  equipment retained from the current schedule,  indicated above, any new equipment to be added by Customer  and any  telecommunications  equipment  or circuits  being provided.  The equipment list must indicate which  equipment will be provided with dual power or single power feeds, any equipment not so indicated will be
   assumed  to  be  single  fed   equipment.   Planning  and   installation   of
   infrastructure and electrical  capabilities cannot be implemented by Comdisco until such time as the equipment list is made available.

   Customer  may add or  substitute  equipment  in the  Equipment  Configuration during  the term of this  Schedule  with  thirty  (30)  days  written  notice provided this would not require  additional  space. Any costs associated with these changes, (e.g., power, environmentals, installation, etc.), will be the responsibility of the Customer.

   Should this configuration require additional space beyond that contracted for in this  agreement,  it will be subject to availability at a rate of $120 per square foot.

   Customer   agrees   to  pay   all   in-transit   insurance,   transportation,
   installation,  de-installation  and  maintenance  costs  associated  with the
   Customer-Provided Equipment. See Exhibit 1.

   Customer  assumes  the  risk of loss  for  the  Customer-Provided  Equipment.
   Comdisco is not  responsible  for, and Customer  releases  Comdisco  from any
   liability   relating   to,   any   physical   loss  of,  or  damage  to,  the
   Customer-Provided   Equipment  or  Customer  data  on  the  Customer-Provided
   Equipment, except any loss caused by Comdisco's negligence.

   EQUIPMENT CONFIGURATION

   See Exhibit 1

7. BACKUP CAPABILITY SPECIAL OPTIONS:
   ---------------------------------

   Not Applicable

8. TELECOMMUNICATION SERVICES:
   ---------------------------

   See Exhibit 1.

9. MAINTENANCE:
   -----------

Advanced Recovery Schedule dated February 15, 2000
NYFIX Millenium, LLC. NYFIX, Inc.

--------------------------------------------------------------------------------

   Comdisco reserves the right to schedule maintenance for up to two (2) 24-hour periods  annually.  The  maintenance  periods  will  occur on Sunday  and are scheduled on an annual basis. These time periods are used, WHEN REQUIRED, for
   major  facility   upgrades,   hardware   movement,   major  system   software
   upgrades/testing as well as UPS testing and maintenance of the facility power infrastructure.  Customer  will be  notified  in writing  thirty (30) days in advance when these periods are scheduled. Following the relocation to the new
   Carlstadt  facility,  Comdisco  will supply power to dual fed  equipment in a manner that will allow for continuous planned  operation.  The equipment must be dual fed and be placed as requested by Comdisco.  The power infrastructure enhancement  prevents the equipment from being powered down during Comdisco's planned  maintenance  windows.  Comdisco  will  supply  power to  single  fed equipment in a manner that will allow for continuous  planned  operation with the exception of  maintenance  to the PDU supplying the single fed equipment.
   The power  infrastructure  enhancement  prevents  the  equipment  from  being powered  down  during  Comdisco's  planned  maintenance  windows  except when maintenance to the attached PDU is being  performed.  Comdisco will strive to place duplicate  equipment on multiple PDUs.  Maintenance windows will not be
   scheduled  at  both   Comdisco's   Carlstadt  and  North  Bergen   facilities
   concurrently.

   Unforeseen  downtime  and  unscheduled  remedial  maintenance  may  interrupt
   Customer's access to the Advanced Recovery Services. As a result,  Customer's
   access  to  the  Advanced   Recovery  Services  may  not  be  continuous  and
   uninterrupted.  Comdisco  agrees to minimize  the  duration and impact of any such occurrence on the availability of the Advanced  Recovery Services to the maximum extent possible

10.  FEES:
     ----

       ONE-TIME CISCO EQUIPMENT FEE..............$ 500,595 (THIS FEE INCLUDES SALES TAX)
                      PAYABLE WITHIN 14 CALENDAR DAYS FROM CONTRACT SIGNATURE BY CUSTOMER

   A.  MONTHLY SERVICE FEE......................................................$ 67,791

       MONTHLY FEE FOR COMMUNICATIONS FROM SUPERSEDED SCHEDULE...................$ 3,152

       MONTHLY TOTAL.................................................................$ 1
       (FEBRUARY 15, 2000 THROUGH APRIL 14, 2000, 2 MONTHS)

       MONTHLY TOTAL............................................................$ 30,000
       (APRIL 15, 2000 THROUGH MAY 14, 2000, 1 MONTHS)

       MONTHLY TOTAL............................................................$ 70,943
       (MAY 15, 2000 THROUGH FEBRUARY 14, 2005, 57 MONTHS)

   B.  DISASTER NOTIFICATION FEE.....................................................N/A

Advanced Recovery Schedule dated February 15, 2000
NYFIX Millenium, LLC. NYFIX, Inc.

--------------------------------------------------------------------------------

     SPECIAL TERMS:
     --------------

     A.    This Schedule  supersedes the Schedule and all Riders to the Schedule dated October 15, 1997 between  Comdisco and Customer (the  "Previous
           Schedule")  (Contract  #52RS4838-00).  This  Schedule  begins and the
           Previous  Schedule  terminates  on February  15,  2000.  The upgraded
           Backup Capability may not be available for previously  scheduled Test
           Time.

This Schedule is  confidential  information of Comdisco for Customer's  internal use only and is issued pursuant to the Master Agreement  identified above and is a  separate  Agreement.  All  of  the  terms,  conditions,  representations  and warranties  of the  Master  Agreement  are  incorporated  herein and made a part hereof.

ACCEPTED:

NYFIX Millennium, LLC (NYFIX, INC.)             COMDISCO, INC.

By:/s/ Richard A. Castillo                      By: /s/ John Jackson
                                                   John Jackson

Title: Richard A. Castillo,                     Title: President, Continuity Services
       CFO, Secretary NYFIX Millennium

Date:  February 16, 2000                        Date:  3-17-00

Advanced Recovery Schedule dated February 15, 2000
NYFIX Millenium, LLC. NYFIX, Inc.

--------------------------------------------------------------------------------

                             CONFIGURATION DETAILS

                                   EXHIBIT 1

CISCO HARDWARE (COMDISCO PROVIDED EQUIPMENT)
--------------------------------------------

QTY.    PRODUCT NUMBER    PRODUCT DESCRIPTION
----    --------------    -------------------
4       CISC07507/4X2     CISCO 7507 7-SLOT,  2 CYBUS, 2 RSP4, DUAL POWER SUPPLY
                          WITH:
                          (2) 7507s  will be  located  in North  Bergen  and (2)
                          7507s  will be  located  in  Carlstadt,  both with the
                          associated hardware listed below in each facility:

1       S75C-12.0.5T      Cisco RSPx Series IOS IP
2       MEM-RSP4-256M     RSP4 256MB DRAM Option
2       MEM-RSP4-FLC20M   RSP4 Flash Card: 20 MB Option
2       VIP2-40           Versatile Interface Processor-2, model 40
2       MEM-VIP240-64M    64 MB DRAM Option for VIP2-40
1       PA-2T3+           2 Port T3 Serial Port Adapter Enhanced
1       PA-2FEISL-TX      2 port Fast Ethernet/ISL 100BaseTx Port Adapter
1       PA-4T+            4 Port Serial Port Adapter, Enhanced
1       CON-SNT-7507      SMARTnet 8x5xNBD for CISCO7507

CISCO7206VXR              CISCO  7206VXR,  6-SLOT  CHASSIS,  1  AC  SUPPLY  W/IP
                          SOFTWARE WITH:
                          (2) 7206s  will be  located  in North  Bergen  and (2)
                          7206s  will be  located  in  Carlstadt,  both with the
                          associated hardware listed below in each facility:

PWR-7200/2                Cisco 7200 Dual AC Power Supply Option, 280W
C7200-I/O                 Cisco 7200 Input/Output Controller
MEM-1/O-FLC20M            Cisco 7200 I/O PCMCIA Flash Memory, 20 MB Option
NPE-300                   Cisco 7200VXR Network Processing Engine 300
MEM-SD-NPE-256MB          256MB Memory for NPE-300 in 7200 Series
PA-2FEISL-TX              2 port Fast Ethernet/ISL 100BaseTx Port Adapter
PA-2T3+                   2 Port T3 Serial Port Adapter Enhanced
PA-4T+                    4 Port Serial Port Adapter, Enhanced
CON-SNT-7206              SMARTnet 8x5xNBD for Cisco 7206 Modular Router

Catalyst  5500  Switches to support  Dark Fiber  Communications  between the two facilities